[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.22

                                  ADDENDUM FIVE
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum ("Addendum") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter "CommVault") a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor") and is effective as of the 23rd day of May, 2006 (the "Effective Date")

                                    RECITALS

WHEREAS, CommVault and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain CommVault software products;

WHEREAS, CommVault and Dell wish to amend the Agreement and replace all Pricing Supplements previously agreed to and attached to the Agreements, including the initial Pricing Supplement, and as Addendum #1 dated April 26, 2004, Addendum #2 dated October 30, 2004, Addendum #3 dated May 1, 2005, and Addendum #4 dated November 15, 2005.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

      1. Any and all Pricing Supplements to the Agreement are hereby replaced in its entirety with the attached Exhibit B to this Addendum.

      2.    [***].

      3. Due in part to the [***] efforts undertaken by CommVault, the provisions of Section 13.5 of the Agreement shall no longer apply, and Section 13.5 shall hereinafter be deleted in its entirety for the sole purpose of this Addendum. This paragraph 3 does not amend the Agreement for subsequent addenda.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                                  DELL PRODUCTS L. P.

By: /s/ David R. West                        By: /s/ Joseph Kanicki
   ---------------------------------------   ----------------------------------

Name: David R. West                          Name: Joseph Kanicki
      ------------------------------------         ----------------------------

Confidential                             Page 1

Title: VP Marketing & Business Development   Title: Senior Manager, Dell, Inc.
      ------------------------------------          ---------------------------

Date: 5/22/06                                Date: 6/6/2006
      ------------------------------------         ----------------------------

Confidential                             Page 2

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                  FULL GALAXY

                                           1yr update
DELL                                    protection includes   Enhanced
SKU    SKU DESCRIPTION   Dell SW Cost     L2/L3 Support        Support   Total COGS
-----  ---------------   ------------   -------------------   --------   ----------
SKU1      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU2      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU3      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU4      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU5      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU6      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU7      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU8      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU9      [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU10     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU11     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU12     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU13     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU14     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU15     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU16     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU17     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU18     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU19     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU20     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU21     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU22     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU23     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU24     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU25     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU26     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU27     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU28     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU29     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU30     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU31     [***]            $ [***]          $ [***]           $ [***]     $ [***]
SKU32     [***]            $ [***]            [***]             [***]     $ [***]
SKU33     [***]            $ [***]            [***]             [***]     $ [***]
SKU34     [***]            $ [***]            [***]             [***]     $ [***]
SKU35     [***]            $ [***]            [***]             [***]     $ [***]

Confidential                             Page 3

                                 GALAXY EXPRESS

                                           1yr update
                                           protection
DELL                                      includes L2/L3
SKU    SKU DESCRIPTION   Dell SW Cost         Support         Enhanced   Total COGS
-----  ---------------   ------------   -------------------   --------   ----------
SKU36    [***]             $ [***]            $ [***]          $ [***]    $ [***]
SKU37    [***]             $ [***]            $ [***]          $ [***]    $ [***]
SKU38    [***]             $ [***]            $ [***]          $ [***]    $ [***]
SKU39    [***]             $ [***]            $ [***]          $ [***]    $ [***]
SKU40    [***]             $ [***]            $ [***]          $ [***]    $ [***]
SKU41    [***]             $ [***]            $ [***]          $ [***]    $ [***]

Confidential                             Page 4